SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                               F O R M  8-K


                              Current Report
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  December 1, 1997

	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	33-70564                          	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code (617) 624-8900


               	None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

	On December 1, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof
(the "Partnership") completed various agreements relating to Country Edge Apartments I Limited Partnership, a North Dakota limited partnership (the "Operating Partnership"), including a Second Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of December 1, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and operates a newly-constructed apartment complex located at 3363 31st
Avenue S.W., Fargo, North Dakota, which is known as Country Edge Apartments (the "Apartment Complex"). The Apartment Complex is comprised of two buildings containing two (2) 1-bedroom apartment units, thirty-four (34) 2-bedroom apartment units and twelve (12) 3-bedroom apartment units, for a total of forty-eight (48) apartment units. The Apartment Complex is currently in the rent-up stage and is expected to achieve 100% occupancy by July, 1998.

	The Operating Partnership is currently receiving construction mortgage financing in the amount of $1,100,000 (the "Construction Mortgage") from State Bank of Fargo. The Construction Mortgage has a one-year term (due and payable by June 12, 1998) and bears interest based on variable rate which started at 9.5%. The Operating Partnership expects to receive permanent mortgage financing in the amount of $1,100,000 (the "Permanent Mortgage") from Boston Capital Mortgage Company, an affiliate of the Partnership. The Permanent Mortgage will bear interest at the rate of 8.35% per annum and be payable based on a twenty-five year amortization schedule over an eighteen year term.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The General Partner of the Operating Partnership is Prairie West, Inc., a North Dakota corporation (the "General Partner") which is owned equally by George Gaukler and Norman E.
Triebwasser. Mr. Gaukler has been active in the real estate industry since 1964 when he formed Valley Realty, Inc., a real estate development company that now includes management, sales, development and construction divisions. Valley Realty, Inc.
served as the contractor of the Apartment Complex. Mr. Gaukler has developed more than 1,500 apartment units in North Dakota, of which more than 1,350 (including the Apartment Complex) are now managed by his property management company, Valley Rental
Service. Mr. Triebwasser, a Registered Architect, is President and Principal Architect of Triebwasser, Helenske & Associates, Ltd., the architect for the Apartment Complex. Mr. Triebwasser has extensive experience in design, development, and management of various multi-family projects throughout North and South
Dakota and Minnesota. He has been involved with 118 real estate projects since 1978 and his management company, NETA Property Management, Inc., currently manages approximately 1,000 units.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,128,905 to the Operating Partnership in four (4) Installments as follows:

(1) $564,509 (the "First Installment") on the latest of (i) the Admission Date, (ii) Tax Credit Set-Aside,
(iii) Closing of the Construction Mortgage; (iv) Permanent Mortgage Commitment; or (v) Carryover Certification;
(2) $282,226 (the "Second Installment") on the latest to occur of (i) State Designation; (ii) the Completion Date;
(iii) Cost Certification; or (iv) receipt of an updated title policy satisfactory to the Partnership;
(3) $262,170 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent
Mortgage Commencement; or (iii) Rental Achievement; and
(4) $20,000 (the "Fourth Installment") upon receipt of a tax return for the year in which Rental Achievement occurs.
The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,764,090 of Tax Credits during the 10-year period commencing in 1998 of which 99.99% ($1,763,914) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


                     Normal          Operations       Capital
                  Transactions          Cash           Flow


General Partner      .01%              50.00%            80%

Partnership        99.99%              49.99%            20%


Special Limited
 Partner               0% .              .01%             0%


	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership or an affiliate thereof will receive an Asset Management Fee commencing in 1998 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $3,000. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year commencing with 1998, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall be obliged to make Subordinated Loans to the Operating Partnership to cover $3,000 of the Asset Management Fee in any such year.

	The Operating Partnership shall pay to the General Partner a non-cumulative fee (the "Annual Partnership Management Fee") commencing in 1998 for its services in connection with the administration of the day to day business of the Operating
Partnership in an annual amount of $3,000.  The Annual
Partnership Management Fee for each fiscal year of the Operating
Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating
Partnership Agreement to the extent Cash Flow is available therefor for such year.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership shall pay to the General Partner (or its designee) a construction and development fee (the "Development Fee") in the principal amount of $65,005, which fee shall be payable $45,005 from the proceeds of the Third Installment and $20,000 from the proceeds of the Fourth Installment.

	Valley Realty, Inc., as the contractor for the Apartment Complex, received total compensation of $1,741,000, including builder's profit of $50,000. Valley Rental Service, as the Management Agent of the Apartment Complex, is receiving a management fee equal to 5% of gross monthly collected rent.

Item 7.  Exhibits.


      (c)       Exhibits.                                       Page

(1) (a)<F1>     Form of Dealer-Manager Agreement between
                Boston Capital Services, Inc. and the
                Registrant (including, as an exhibit
                thereto, the form of Soliciting Dealer
                Agreement)

(2) (a)
                Second Amended and Restated Agreement and
                Certificate of Limited Partnership of
                Country Edge Apartments I Limited
                Partnership

(2) (b)         Certification and Agreement relating to
                Country Edge Apartments I Limited
                Partnership

(4) (a)<F2>	    Agreement of Limited Partnership of the
                Partnership

(16)            None

(17)            None

(21)            None

(24)            None

(25)            None

(28)            None


_______________

<F1> Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2> Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 14, 1998


                      BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                     By:	Boston Capital Associates IV L.P.,
	                        its General Partner


                      	By:	C&M Associates, d/b/a Boston
                           Capital Associates, its
                           General Partner


                           By:	__/s/ Herbert F. Collins
                              Herbert F. Collins, Partner

BOS2: 122398_1